                           PACIFIC CAPITAL FUNDS
                           RETAIL (A) SHARES
                           EXHIBIT 16
                           TOTAL RETURN
                           LOAD CALCULATIONS
                           DIVERSIFIED FIXED INCOME FUND


AGGREGATE TOTAL RETURN
WITH SALES LOAD OF: 4.00%

T = (ERV/P) -1

WHERE:            T =      TOTAL RETURN

                  ERV = ENDING REDEEMABLE VALUE AT THE END OF THE PERIOD OF A HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

                  P =      A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

EXAMPLE:

      SINCE INCEPTION:     ( 10/14/94 TO 01/31/95 ):
                           (   975.2 /1,000) - 1 =          -2.48%
      YEAR TO DATE:        ( 01/01/95 TO 01/31/95 ):
                           (   980.4 /1,000) - 1 =          -1.96%
      QUARTERLY:           ( 11/01/94 TO 01/31/95 ):
                           (   987.6 /1,000) - 1 =          -1.24%
      MONTHLY:             ( 01/01/95 TO 01/31/95 ):
                           (   980.4 /1,000) - 1 =          -1.96%

                  PACIFIC CAPITAL FUNDS
                  RETAIL (A) SHARES
                  EXHIBIT 16
                  30-DAY S.E.C. YIELD CALCULATIONS
                  DIVERSIFIED FIXED INCOME FUND



                                                     (a-b)
                                            --------------------
30-Day S.E.C. Yield Equation    =    2*{[(           (cd)         +)^6]-1} =



WHERE       a =   Dividends and interest earned during the period

            b =   Expenses accrued for the period (net of reimbursements)

            c = The average daily number of shares outstanding during the period that were entitled to receive dividends

            d = The maximum offering price (NAV for No Load) per share on the last day of the period


      WITH 4.00% LOAD:

                         (      36.05 -      5.27 )
                         -------------------------
          =        2*{[(                            +1)^6]-1} =    6.62%
                         (     542.279 *    10.43 )

      WITHOUT LOAD:


                         (      36.05 -      5.27 )
                         -------------------------
          =        2*{[(                            +1)^6]-1} =    6.90%
                         (      542.279 *   10.01 )


The performance was computed based on the thirty day period ending January 31, 1995.

                           PACIFIC CAPITAL FUNDS
                           RETAIL (A) SHARES
                           EXHIBIT 16
                           TOTAL RETURN
                           LOAD CALCULATIONS
                           GROWTH AND INCOME FUND


AGGREGATE TOTAL RETURN
WITH SALES LOAD OF: 4.00%

T = (ERV/P) -1

WHERE:            T =      TOTAL RETURN

                  ERV = ENDING REDEEMABLE VALUE AT THE END OF THE PERIOD OF A HYPOTHETICAL $1,000 INVESTMENT MADE AT THE

                           BEGINNING OF THE PERIOD.

                  P =      A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

EXAMPLE:

      SINCE INCEPTION:     ( 10/14/94 TO 01/31/95 ):
                           (   974.5 /1,000) - 1 =          -2.55%
      YEAR TO DATE:        ( 01/01/95 TO 01/31/95 ):
                           (   985.3 /1,000) - 1 =          -1.37%
      QUARTERLY:           ( 11/01/94 TO 01/31/95 ):
                           (   975.4 /1,000) - 1 =          -2.46%
      MONTHLY:             ( 01/01/95 TO 01/31/95 ):
                           (   986.3 /1,000) - 1 =          -1.37%

                  PACIFIC CAPITAL FUNDS
                  RETAIL (A) SHARES
                  EXHIBIT 16
                  30-DAY S.E.C. YIELD CALCULATIONS
                  GROWTH AND INCOME FUND



                                                 (a-b)
                                           -----------------
30-Day S.E.C. Yield Equation  =      2*{[(        (cd)       +)^6]-1} =


WHERE       a =   Dividends and interest earned during the period

            b =   Expenses accrued for the period (net of reimbursements)

            c = The average daily number of shares outstanding during the period that were entitled to receive dividends

            d = The maximum offering price (NAV for No Load) per share on the last day of the period


      WITH 4.00% LOAD:

                          (      327.94 -       114.64 )
                          -----------------------------
           =        2*{[(                                +1)^6]-1} =   2.38%
                          (      10,279.547 *    10.52 )

      WITHOUT LOAD:



                          (      327.94 -       114.64 )
                          -----------------------------
           =        2*{[(                                +1)^6]-1} =   2.48%
                          (      10,279.547 *    10.52 )


The performance was computed based on the thirty day period ending January 31, 1995.

                           PACIFIC CAPITAL FUNDS
                           RETAIL (A) SHARES
                           EXHIBIT 16
                           TOTAL RETURN
                           LOAD CALCULATIONS
                           GROWTH STOCK FUND


AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:   4.00%

T = (ERV/P) -1

WHERE:            T =      TOTAL RETURN

                  ERV =    ENDING REDEEMABLE VALUE AT THE END
                           OF THE PERIOD OF A HYPOTHETICAL
                           $1,000 INVESTMENT MADE AT THE
                           BEGINNING OF THE PERIOD.

                  P =      A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

EXAMPLE:

      SINCE INCEPTION:     ( 10/14/93 TO 01/31/95 ):
                           (   938.8 /1,000) - 1 =          -2.62%
      YEAR TO DATE:        ( 01/01/95 TO 01/31/95 ):
                           (   985.3 /1,000) - 1 =          -1.47%
      QUARTERLY:           ( 11/01/94 TO 01/31/95 ):
                           (   964.2 /1,000) - 1 =          -3.58%
      MONTHLY:             ( 01/01/95 TO 01/31/95 ):
                           (   985.3 /1,000) - 1 =          -1.47%

                  PACIFIC CAPITAL FUNDS
                  RETAIL (A) SHARES

                  EXHIBIT 16
                  30-DAY S.E.C. YIELD CALCULATIONS
                  GROWTH STOCK FUND


                                               (a-b)
                                          ---------------
30-Day S.E.C. Yield Equation  =    2*{[(        (cd)       +)^6]-1} =


WHERE       a =   Dividends and interest earned during the period

            b =   Expenses accrued for the period (net of reimbursements)

            c = The average daily number of shares outstanding during the period that were entitled to receive dividends

            d = The maximum offering price (NAV for No Load) per share on the last day of the period


      WITH 4.00% LOAD:

                          (     7,265.14 -    3,695.57 )
                          -----------------------------
           =        2*{[(                               +1)^6]-1} =  1.25%
                          (     329,880.908 *    10.45 )

      WITHOUT LOAD:

                          (     7,265.14 -    3,695.57 )
                          -----------------------------
           =        2*{[(                                +1)^6]-1} =    1.30%
                          (     329,880.908 *    10.03 )

The performance was computed based on the thirty day period ending January 31, 1995.

                           PACIFIC CAPITAL FUNDS
                           RETAIL (A) SHARES
                           EXHIBIT 16
                           TOTAL RETURN
                           LOAD CALCULATIONS
                           SHORT INTERMEDIATE U.S. TREASURY SECURITIES FUND


AGGREGATE TOTAL RETURN
WITH SALES LOAD OF: 2.25%


T = (ERV/P) -1

WHERE:            T =      TOTAL RETURN

                  ERV = ENDING REDEEMABLE VALUE AT THE END OF THE PERIOD OF A HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

                  P =      A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

EXAMPLE:

      SINCE INCEPTION:     ( 12/13/93 TO 01/31/95 ):
                           (   945.9 /1,000) - 1 =          -5.41%
      YEAR TO DATE:        ( 01/01/95 TO 01/31/95 ):
                           (   993.5 /1,000) - 1 =          -0.65%
      QUARTERLY:           ( 11/01/94 TO 01/31/95 ):
                           (   988.6 /1,000) - 1 =          -1.14%
      MONTHLY:             ( 01/01/95 TO 01/31/95 ):
                           (   993.6 /1,000) - 1 =          -0.65%

                  PACIFIC CAPITAL FUNDS
                  RETAIL (A) SHARES
                  EXHIBIT 16
                  30-DAY S.E.C. YIELD CALCULATIONS
                  SHORT INTERMEDIATE U.S. TREASURY SECURITIES FUND


                                                  (a-b)
                                             ---------------
30-Day S.E.C. Yield Equation  =      2*{[(         (cd)       +)^6]-1} =


WHERE       a =   Dividends and interest earned during the period

            b =   Expenses accrued for the period (net of reimbursements)

            c = The average daily number of shares outstanding during the period that were entitled to receive dividends

            d = The maximum offering price (NAV for No Load) per share on the last day of the period


      WITH 2.25% LOAD:

                          (       2,872.65 -        378.69 )
                          ---------------------------------
           =        2*{[(                                    +1)^6]-1} =   6.45%

                          (      49,723.668 *         9.45 )

      WITHOUT LOAD:


                          (       2,872.65 -        378.69 )
                          ---------------------------------
           =        2*{[(                                    +1)^6]-1} =   6.60%
                          (      49,723.668 *         9.24 )


The performance was computed based on the thirty day period ending January 31, 1995.

                           PACIFIC CAPITAL FUNDS
                           RETAIL (A) SHARES
                           EXHIBIT 16
                           TOTAL RETURN
                           LOAD CALCULATIONS
                           TAX-FREE SECURITIES FUND


AGGREGATE TOTAL RETURN
WITH SALES LOANS OF:   4.00%

T = (ERV/P) -1

WHERE:            T =      TOTAL RETURN

                  ERV = ENDING REDEEMABLE VALUE AT THE END OF THE PERIOD OF A HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

                  P =      A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

EXAMPLE:

      SINCE INCEPTION:     ( 10/14/94 TO 01/31/95 ):
                           (   974.5 /1,000) - 1 =          -2.31%
      YEAR TO DATE:        ( 01/01/95 TO 01/31/95 ):
                           (   985.3 /1,000) - 1 =          -0.89%
      QUARTERLY:           ( 11/01/94 TO 01/31/95 ):
                           (   975.4 /1,000) - 1 =          -0.49%
      MONTHLY:             ( 01/01/95 TO 01/31/95 ):
                           (   986.3 /1,000) - 1 =          -0.89%

                  PACIFIC CAPITAL FUNDS
                  RETAIL (A) SHARES
                  EXHIBIT 16
                  30-DAY S.E.C. YIELD CALCULATIONS
                  TAX-FREE SECURITIES FUND


                                                 (a-b)
                                             --------------
30-Day S.E.C. Yield Equation  =      2*{[(        (cd)       +)^6]-1} =


WHERE       a =   Dividends and interest earned during the period

            b =   Expenses accrued for the period (net of reimbursements)

            c = The average daily number of shares outstanding during the period that were entitled to receive dividends

            d = The maximum offering price (NAV for No Load) per share on the last day of the period


      WITH 4.00% LOAD:

                          (    2,768.92 -    481.38 )
                          --------------------------
           =        2*{[(                             +1)^6]-1} =   5.03%
                          (   52,521.230 *    10.49 )

      WITHOUT LOAD:

                          (    2,768.92 -    481.38 )
                          --------------------------
           =        2*{[(                             +1)^6]-1} =   5.25%
                          (   52,521.230 *    10.07 )


The performance was computed based on the thirty day period ending January 31, 1995.

                           PACIFIC CAPITAL FUNDS
                           RETAIL (A) SHARES
                           EXHIBIT 16
                           TOTAL RETURN
                           LOAD CALCULATIONS
                           TAX-FREE SHORT INTERMEDIATE SECURITIES FUND



AGGREGATE TOTAL RETURN
WITH SALES LOAD OF: 2.25%

T = (ERV/P) -1

WHERE:            T =      TOTAL RETURN

                  ERV = ENDING REDEEMABLE VALUE AT THE END OF THE PERIOD OF A HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

                  P =      A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

EXAMPLE:

      SINCE INCEPTION:     ( 10/14/94 TO 01/31/95 ):
                           (   973.6 /1,000) - 1 =          -2.64%
      YEAR TO DATE:        ( 01/01/95 TO 01/31/95 ):
                           (   980.2 /1,000) - 1 =          -1.98%
      QUARTERLY:           ( 11/01/94 TO 01/31/95 ):
                           (   980.3 /1,000) - 1 =          -1.97%
      MONTHLY:             ( 01/01/95 TO 01/31/95 ):
                           (   980.2 /1,000) - 1 =          -1.98%

                  PACIFIC CAPITAL FUNDS
                  RETAIL (A) SHARES
                  EXHIBIT 16
                  30-DAY S.E.C. YIELD CALCULATIONS
                  TAX-FREE SHORT INTERMEDIATE SECURITIES FUND



                                              (a-b)
                                          --------------
30-Day S.E.C. Yield Equation  =      2*{[(     (cd)      +)^6]-1} =


WHERE       a =   Dividends and interest earned during the period

            b =   Expenses accrued for the period (net of reimbursements)

            c = The average daily number of shares outstanding during the period that were entitled to receive dividends

            d = The maximum offering price (NAV for No Load) per share on the last day of the period



      WITH 2.25% LOAD:

                          (       12.36 -      2.73 )
                          ---------------------------
           =        2*{[(                             +1)^6]-1} =       3.75%
                          (      307.182*     10.11 )

      WITHOUT LOAD:

                          (       12.36 -      2.73 )
                          ---------------------------
           =        2*{[(                             +1)^6]-1} =       3.75%
                          (      307.182*      9.88 )


The performance was computed based on the thirty day period ending January 31, 1995.

                  PACIFIC CAPITAL FUNDS
                  RETAIL (A) SHARES
                  EXHIBIT 16
                  TOTAL RETURN
                  LOAD CALCULATIONS
                  U.S. TREASURY SECURITIES FUND


AGGREGATE TOTAL RETURN
WITH SALES LOAD OF: 4.00%

T = (ERV/P) -1

WHERE:            T =      TOTAL RETURN

                  ERV = ENDING REDEEMABLE VALUE AT THE END OF THE PERIOD OF A HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

                  P =      A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

EXAMPLE:

      SINCE INCEPTION:     ( 11/01/93 TO 01/31/95 ):
                           (   890.9 /1,000) - 1 =          -10.91%
      YEAR TO DATE:        ( 01/01/95 TO 01/31/95 ):
                           (   981.0 /1,000) - 1 =          -1.90%
      QUARTERLY:           ( 11/01/94 TO 01/31/95 ):
                           (   992.1 /1,000) - 1 =          -0.79%
      MONTHLY:             ( 01/01/95 TO 01/31/95 ):

                           (   981.0 /1,000) - 1 =          -1.90%

                  PACIFIC CAPITAL FUNDS
                  RETAIL (A) SHARES
                  EXHIBIT 16
                  30-DAY S.E.C. YIELD CALCULATIONS
                  U.S. TREASURY SECURITIES FUND


                                            (a-b)
                                          ----------
30-Day S.E.C. Yield Equation  =    2*{[(     (cd)       +)^6]-1} =


WHERE       a =   Dividends and interest earned during the period

            b =   Expenses accrued for the period (net of reimbursements)

            c = The average daily number of shares outstanding during the period that were entitled to receive dividends

            d = The maximum offering price (NAV for No Load) per share on the last day of the period


      WITH 4.00% LOAD:

                          (    5,874.99 -       915.13 )
                          ------------------------------
           =        2*{[(                                +1)^6]-1} =      6.29%
                          (  104,895.570 *        9.14 )

      WITHOUT LOAD:

                          (    5,874.99 -       915.13 )
                          ------------------------------
           =        2*{[(                                +1)^6]-1} =      6.56%
                          (  104,895.570 *        8.77 )


The performance was computed based on the thirty day period ending January 31, 1995.

          PACIFIC CAPITAL FUNDS
          RETAIL (A) SHARES
          EXHIBIT 16
          TOTAL RETURN
          LOAD CALCULATIONS
          U.S. TREASURY SECURITIES FUND

AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:  4.00%


T = (ERV/P) -1

WHERE:      T=    TOTAL RETURN

            ERV= ENDING REDEEMABLE VALUE AT THE END OF THE PERIOD OF A HYPOTHETICAL $1,000 INVESTMENT MADE AT THE
                  BEGINNING OF THE PERIOD.

            P=    A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

EXAMPLE:

         SINCE INCEPTION:    (  11/01/93 TO 01/31/95  ):
                             (      890.9 /1,000)-1=     457/365))-1)=  -8.81%
         YEAR TO DATE:       (  01/01/95 TO 01/31/95  ):
                             (      981.0 /1,000)-1=                    -1.90%
         QUARTERLY:          (  11/01/94 TO 01/31/95  ):
                             (      992.1 /1,000)-1=                    -0.79%
         MONTHLY:            (  01/01/94 TO 01/31/95  ):
                             (      981.0 /1,000) -1=                   -1.90%
         1 YEAR:             (  02/01/94 TO 01/31/95  ):
                             (      893.3 /1,000) -1=    365/365))-1=   -10.67%

          PACIFIC CAPITAL FUNDS
          RETAIL (A) SHARES
          EXHIBIT 16
          TOTAL RETURN
          LOAD CALCULATIONS
          SHORT INTERMEDIATE U.S. TREASURY SECURITIES FUND


AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:          2.25%


T = (ERV/P) -1

WHERE:    T=     TOTAL RETURN

          ERV= ENDING REDEEMABLE VALUE AT THE END OF THE PERIOD OF A HYPOTHETICAL $1,000 INVESTMENT MADE AT THE

                 BEGINNING OF THE PERIOD.

          P=     A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

EXAMPLE:

         SINCE INCEPTION:    (  12/13/93 TO 01/31/95  ):
                             (      945.9 /1,000-1=       415 /365))-1=  -4.77%
         YEAR TO DATE:       (  01/01/95 TO 01/31/95  ):
                             (      993.5 /1,000)-1=                     -0.65%
         QUARTERLY:          (  11/01/94 TO 01/31/95  ):
                             (      988.6 /1,000)-1=                     -1.14%
         MONTHLY:            (  01/01/95 TO 01/31/95  ):
                             (      993.5 /1,000) -1=                    -0.65%
         1 YEAR:             (  02/01/94 TO 01/31/95  ):
                             (      937.1 /1,000) -1=     365/365))-1=   -6.29%

     PACIFIC CAPITAL FUNDS
     RETAIL (A) SHARES
     EXHIBIT 16
     TOTAL RETURN
     LOAD CALCULATIONS
     GROWTH STOCK FUND


AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:   4.00%


T = (ERV/P) - 1

WHERE:     T=    TOTAL RETURN

           ERV= ENDING REDEEMABLE VALUE AT THE END OF THE PERIOD OF A HYPOTHETICAL $1,000 INVESTMENT MADE AT THE
                 BEGINNING OF THE PERIOD.

           P=    A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

EXAMPLE:

     SINCE INCEPTION:  (  11/01/93 TO 01/31/95  ):
                   (      973.8 /1,000^(1/(   457/365))-1)= -2.10%
     YEAR TO DATE:     (  01/01/95 TO 01/31/95  ):
                   (      985.3 /1,000^(1/(                 -1.47%
     QUARTERLY:    (  11/01/95 TO 01/31/95  ):
                   (      964.2 /1,000)-1=                  -3.58%
     MONTHLY:      (  01/01/94 TO 01/31/95  ):
                   (      985.3 /1,000) -1=                 -1.47%
     1 YEAR:       (  02/01/94 TO 01/31/95  ):
                   (      958.4 /1,000) -1=    365/365))-1= -4.16%